Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and offering of shares on signed Registration Statements on Form S-8, including specifically, but not limiting the generality of the foregoing power and authority to sign such Registration Statements in the name and on behalf of the undersigned as a director or officer of the Company, subsequent Registration Statements under Rule 462(b) of the Securities Act of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to any such Registration Statements, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2026.

/s/ Andrew F. Sullivan
Andrew F. Sullivan
Chief Executive Officer, President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and offering of shares on signed Registration Statements on Form S-8, including specifically, but not limiting the generality of the foregoing power and authority to sign such Registration Statements in the name and on behalf of the undersigned as a director or officer of the Company, subsequent Registration Statements under Rule 462(b) of the Securities Act of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to any such Registration Statements, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2026.

/s/ Yanela C. Frias
Yanela C. Frias
Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and offering of shares on signed Registration Statements on Form S-8, including specifically, but not limiting the generality of the foregoing power and authority to sign such Registration Statements in the name and on behalf of the undersigned as a director or officer of the Company, subsequent Registration Statements under Rule 462(b) of the Securities Act of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to any such Registration Statements, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2026.

/s/ Robert E. Boyle
Robert E. Boyle
Senior Vice President, Principal Accounting Officer and Controller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and offering of shares on signed Registration Statements on Form S-8, including specifically, but not limiting the generality of the foregoing power and authority to sign such Registration Statements in the name and on behalf of the undersigned as a director or officer of the Company, subsequent Registration Statements under Rule 462(b) of the Securities Act of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to any such Registration Statements, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2026.

/s/ Charles F. Lowrey
Charles F. Lowrey
Executive Chairman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and offering of shares on signed Registration Statements on Form S-8, including specifically, but not limiting the generality of the foregoing power and authority to sign such Registration Statements in the name and on behalf of the undersigned as a director or officer of the Company, subsequent Registration Statements under Rule 462(b) of the Securities Act of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to any such Registration Statements, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2026.

/s/ Gilbert F. Casellas
Gilbert F. Casellas
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and offering of shares on signed Registration Statements on Form S-8, including specifically, but not limiting the generality of the foregoing power and authority to sign such Registration Statements in the name and on behalf of the undersigned as a director or officer of the Company, subsequent Registration Statements under Rule 462(b) of the Securities Act of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to any such Registration Statements, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2026.

/s/ Carmine Di Sibio
Carmine Di Sibio
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and offering of shares on signed Registration Statements on Form S-8, including specifically, but not limiting the generality of the foregoing power and authority to sign such Registration Statements in the name and on behalf of the undersigned as a director or officer of the Company, subsequent Registration Statements under Rule 462(b) of the Securities Act of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to any such Registration Statements, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2026.

/s/ Martina Hund-Mejean
Martina Hund-Mejean
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and offering of shares on signed Registration Statements on Form S-8, including specifically, but not limiting the generality of the foregoing power and authority to sign such Registration Statements in the name and on behalf of the undersigned as a director or officer of the Company, subsequent Registration Statements under Rule 462(b) of the Securities Act of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to any such Registration Statements, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2026.

/s/ Wendy E. Jones
Wendy E. Jones
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and offering of shares on signed Registration Statements on Form S-8, including specifically, but not limiting the generality of the foregoing power and authority to sign such Registration Statements in the name and on behalf of the undersigned as a director or officer of the Company, subsequent Registration Statements under Rule 462(b) of the Securities Act of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to any such Registration Statements, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2026.

/s/ Sandra Pianalto
Sandra Pianalto
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and offering of shares on signed Registration Statements on Form S-8, including specifically, but not limiting the generality of the foregoing power and authority to sign such Registration Statements in the name and on behalf of the undersigned as a director or officer of the Company, subsequent Registration Statements under Rule 462(b) of the Securities Act of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to any such Registration Statements, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2026.

/s/ Christine A. Poon
Christine A. Poon
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and offering of shares on signed Registration Statements on Form S-8, including specifically, but not limiting the generality of the foregoing power and authority to sign such Registration Statements in the name and on behalf of the undersigned as a director or officer of the Company, subsequent Registration Statements under Rule 462(b) of the Securities Act of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to any such Registration Statements, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2026.

/s/ Thomas D. Stoddard
Thomas D. Stoddard
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and offering of shares on signed Registration Statements on Form S-8, including specifically, but not limiting the generality of the foregoing power and authority to sign such Registration Statements in the name and on behalf of the undersigned as a director or officer of the Company, subsequent Registration Statements under Rule 462(b) of the Securities Act of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to any such Registration Statements, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2026.

/s/ Michael A. Todman
Michael A. Todman
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration and offering of shares on signed Registration Statements on Form S-8, including specifically, but not limiting the generality of the foregoing power and authority to sign such Registration Statements in the name and on behalf of the undersigned as a director or officer of the Company, subsequent Registration Statements under Rule 462(b) of the Securities Act of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to any such Registration Statements, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2026.

/s/ Joseph J. Wolk
Joseph J. Wolk
Director